                                                                    EXHIBIT 10.7


THE SECURITIES REPRESENTED BY THIS WARRANT AND THE COMMON STOCK ISSUABLE THEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER APPLICABLE SECURITIES LAWS AND, ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS WARRANT MAY NOT BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY STATE OR OTHER APPLICABLE SECURITIES LAWS.

                                    WARRANT

                          to Purchase Common Stock of

                           GOTHIC ENERGY CORPORATION

                         Expiring on November 24, 2002

Date of Issuance: January 23,1998                        Certificate No. W-AMO-1

     This Warrant to purchase Common Stock (the "Warrant") certifies that for value received, Amoco Corporation, an Indiana corporation, or its registered assigns (the "Holder"), is entitled to subscribe for and purchase from the Company (as hereinafter defined), in whole or in part, 1,500,000 duly authorized, validly issued, fully paid and non-assessable shares of Common Stock (as hereinafter defined) at the Exercise Price (as hereinafter defined), subject, however, to the provisions and upon the terms and conditions hereinafter set forth. The number of shares of Common Stock purchasable hereunder and the Exercise Price therefor are subject to adjustment as hereinafter set forth. This Warrant and all rights hereunder shall expire at 5:00PM, Tulsa, Oklahoma time, on November 24, 2002.

     As used herein, the following terms shall have the meanings set forth below:

     "Company" shall mean Gothic Energy Corporation, an Oklahoma corporation,
      -------
and shall also include any successor thereto with respect to the obligations hereunder, by merger, consolidation or otherwise.

     "Common Stock" shall mean and include the Company's Common Stock, par value
      ------------
$0.01 per share, authorized on the date of the original issue of this Warrant and shall also include (i) in case of any reorganization, reclassification, consolidation, merger, share exchange or sale, transfer or other disposition of assets of the character referred to in Section 3.4 hereof, the stock or securities provided for in such Section 3.4, and (ii) any other shares of common stock of the Company into which such shares of Common Stock may be converted.

     "Common Stock Deemed Outstanding" means at any given time, the number of
      -------------------------------
shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to paragraphs 3.2.1 and
3.2.2 hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time.

     "Convertible Securities" means any stock or securities (directly or
      ----------------------
indirectly) convertible into or exchangeable for Common Stock.

     "Exercise Price" shall mean the initial purchase price of $3.00 per share
      --------------
of Common Stock payable upon exercise of the Warrant. The Exercise Price shall be adjusted from time to time pursuant to the provisions hereof.

     "Market Price" means as to any security the average of the closing prices
      ------------
of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 10 days consisting of the day as of which "Market Price" is being determined and the 9 consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Company and the Registered Holders of Warrants representing a majority of the Warrant Shares purchasable upon exercise of all the Warrants then outstanding; provided, that if such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holders of Warrants representing a majority of the Warrant Shares purchasable upon exercise of all the Warrants then outstanding. The determination of such appraiser shall be final and binding on the Company and the Registered Holders of the Warrants, and the fees and expenses of such appraiser shall be paid jointly by the Company and the Registered Holders.

     "Options" means any rights or options to subscribe for or purchase Common
      -------
Stock or Convertible Securities.

     "Person" means any individual, corporation, partnership, limited liability
      ------
company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Warrant" shall mean this Warrant Certificate, and any one or more Warrant
      -------
Certificates into which this Warrant may be exchanged or converted ("Warrants"), representing the right to purchase up to 1,500,000 Warrant Shares, or such greater or lesser amounts as may result pursuant to the adjustments provided for herein.

     "Warrant Shares" shall mean the shares of Common Stock or other securities
      --------------
purchased or purchasable by the holder hereof upon the exercise of the Warrants, taking into account all adjustments provided for herein.

                                 ARTICLE I

                             EXERCISE OF WARRANTS

     1.1  Exercise Period.
          ---------------

          The Warrant represented hereby may be exercised by the Holder hereof, in whole or in part, at any time and from time to time on or after the date hereof until 5:00PM, Tulsa, Oklahoma time, on November 24, 2002.

     1.2  Method of Exercise.
          ------------------

          To exercise the Warrants, the Holder hereof shall deliver to the Company, at the Warrant Office designated in Section 2.1 hereof, (i) a written notice in the form of the Subscription Notice attached as Exhibit I hereto, stating therein the election of such holder to exercise the Warrant in the manner provided in the Subscription Notice; (ii) payment in full of the Exercise Price in cash or by bank check or wire transfer for all Warrant Shares purchased hereunder, or a written notice (a "Cashless Exercise" notice) to the Company that such Holder is exercising the Warrant (or a portion thereof) by authorizing the Company to withhold from issuance a number of Warrant Shares issuable upon such exercise of the Warrant which, when multiplied by the Market Price for such shares, is equal to the Exercise Price for the total number of Warrant Shares to which such exercise relates (and such withheld shares shall no longer be issuable under this Warrant); (iii) if this Warrant is not registered in the name of the Holder, an Assignment or Assignments in the form set forth in Exhibit II hereto evidencing the assignment of this Warrant to the current Holder; and (iv) this Warrant. The Warrants shall be deemed to be exercised on the date of receipt by the Company of the Subscription Notice, accompanied by payment for the Warrant Shares (or the Cashless Exercise notice) and surrender of this Warrant, as aforesaid, and such date is referred to herein as the "Exercise Date". Upon such exercise, the Company shall, as promptly as practicable and in any event within five (5) business days, issue and deliver to such holder a certificate or certificates for the full number of the Warrant Shares purchased by such holder hereunder, and shall, unless the Warrant has expired, deliver to the holder hereof (within such five (5) day period) a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which the Warrant shall not have been previously exercised, but in all other respects identical to this Warrant. As permitted by applicable law, the Person in whose name the certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the Exercise Date and shall be entitled to all of the benefits of such holder on the Exercise Date, including without limitation, the right to receive dividends and other distributions for which the record date falls on or after the Exercise Date and the right to exercise voting rights.

     1.3  Expenses and Taxes.  The Company shall pay all expenses and taxes
          ------------------
(including, without limitation, all documentary, stamp, transfer or other transactional taxes), other than income taxes payable by the Holder, attributable to the preparation, issuance or delivery of the Warrant and of the issuance of the Warrant Shares.

     1.4  Reservation of Shares.  The Company shall reserve at all times so long
          ---------------------
as the Warrant remains outstanding, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the Warrant. The Company shall take all such actions as may be necessary to assure that all such Warrant Shares may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange or automated quotation system upon which shares of Common Stock may be listed or quoted (except for official notice of issuance, which shall be immediately delivered by the Company upon each such issuance). The Company shall take all such actions as may be necessary to assure that all such Warrant Shares shall be authorized, approved for and listed on any national securities exchange or quotation system on which the Company's Common Stock is listed or quoted. The Company shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrant.

     1.5  Valid Issuance.  All Warrant Shares that may be issued upon any
          --------------
exercise of the Warrant will, upon issuance by the Company, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof and, without limiting the generality of the foregoing, the Company shall take no action or fail to take any action which will cause a contrary result (including, without limitation, any action that would cause the Exercise Price then in effect to be less than the par value, if any, of the Common Stock).

     1.6  Purchase Agreement.  The Warrant represented hereby is part of a duly
          ------------------
authorized issuance and sale of warrants to purchase Common Stock pursuant to that certain Agreement of Purchase and Sale dated November 24, 1997 (the "Agreement"), between the Company and Amoco Production Company, a wholly-owned indirect subsidiary of Amoco ("Amoco Production"). The Warrant is issued in partial consideration for Amoco Production's sale of certain properties to the Company.

     1.7  Acknowledgment of Rights.  At the time of the exercise of the Warrants
          ------------------------
in accordance with the terms hereof and upon the written request of the Holder hereof, the Company will acknowledge in writing its continuing obligation to afford to such Holder any rights (including, without limitation, any right to registration of the Warrant Shares) to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant; provided, however, that if the holder hereof shall fail to make any such
--------  -------
request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

     1.8  No Fractional Shares.  The Company shall not be required to issue
          --------------------
fractional shares of Common Stock (or other securities) on the exercise of this Warrant. If more than one Warrant shall be presented for exercise at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of whole Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 1.8, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash calculated by it to be equal to the Market Price of one such share at the time of such exercise multiplied by such fraction computed to the nearest whole cent.

     1.9  Assistance and Cooperation.  The Company shall not close its books
          --------------------------
against the transfer of this Warrant or of any Warrant Share in any manner which interferes with the timely exercise of this Warrant. The Company shall assist and cooperate with any Holder required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

     1.10  Delayed Exercise.  Notwithstanding any other provision hereof, if an
           ----------------
exercise of any portion of this Warrant is to be made in connection with a registered public offering or the sale of the Company, the exercise of any portion of this Warrant may, at the election of the Holder hereof, be conditioned upon the consummation of the public offering or sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

                                  ARTICLE II

                                   TRANSFER

     2.1  Warrant Office.  The Company shall maintain an office for certain
          ---------------
purposes specified herein (the "Warrant Office"), which office shall initially be the Company's offices at 5727 South Lewis Avenue, Suite 8700, Tulsa, Oklahoma 74105, and may subsequently be such other office of the Company or of any transfer agent of the Common Stock in the continental United States as to which written notice has previously been given to the holder hereof. The Company shall maintain, at the Warrant Office, a register for the Warrants in which the Company shall record the name and address of the Person in whose name this Warrant has been issued, as well as the name and address of each permitted assignee of the rights of the registered owner hereof.

     2.2  Ownership of Warrants.  The Company may deem and treat the Person in
          ---------------------
whose name the Warrant is registered as the Holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Article II. Notwithstanding the foregoing, the Warrants represented hereby, if otherwise properly assigned in compliance with this
Article II (i.e., but for registration of the transfer at the Warrant Office), may be exercised by an assignee for the purchase of Warrant Shares without having a new Warrant issued.

     2.3  Restrictions on Transferability of Warrant.  Subject to the transfer
          ------------------------------------------
conditions referred to herein, this Warrant and all rights hereunder (including, but not limited to, Registration Rights under Article VII) are transferable, in whole or in part, without charge to the Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the Warrant Office of the Company. The Company agrees to maintain at the Warrant Office books for the registration and transfer of the Warrants. The Company shall, from time to time, register the transfer of the Warrants in such books upon surrender of any such Warrant at the Warrant Office accompanied by a properly executed Assignment and written instructions for transfer satisfactory to the Company. Upon any such transfer and upon payment by the holder or its transferee of any applicable transfer taxes, a new Warrant shall be issued to the transferee and the surrendered Warrant shall be cancelled by the Company. The Company shall pay all taxes (other than securities transfer taxes or income taxes) and all other expenses and charges payable in connection with the transfer of the Warrants pursuant to this Section 2.3. Prior to any transfer as provided herein, the transferor shall provide written notice to the Company.

     2.4  Warrant Exchangeable for Different Denominations.  This Warrant is
          ------------------------------------------------
exchangeable, upon the surrender hereof, by the Holder at the Warrant Office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

     2.5  Compliance with Securities Laws.  Subject to Article VII hereof, and
          -------------------------------
notwithstanding any other provisions contained in this Warrant, the Holder hereof understands and agrees that the following restrictions and limitations shall be applicable to all Warrant Shares and to all resales or other transfers thereof pursuant to the Securities Act:

          2.5.1 The holder hereof agrees that the Warrant and Warrant Shares shall not be sold or otherwise transferred unless the Warrant or Warrant Shares are registered under the Securities Act and applicable state securities or blue sky laws or are sold in a transaction that is exempt therefrom.

          2.5.2 A legend in substantially the following form will be placed on the certificate(s) evidencing the Warrant Shares:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER APPLICABLE SECURITIES LAWS AND, ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY STATE OR OTHER APPLICABLE SECURITIES LAWS."

          2.5.3 Stop transfer instructions will be imposed with respect to the Warrant Shares so as to restrict resale or other transfer thereof not in accordance with this Section 2.5.

                                  ARTICLE III

                                 ANTI-DILUTION

     3.   Adjustment of Exercise Price and Number of Shares.  In order to
          -------------------------------------------------
prevent dilution of the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 3, and the number of shares of Common Stock (i.e., Warrant Shares) obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Article III.

     3.1  Adjustment of Exercise Price and Number of Shares upon Issuance of
          ------------------------------------------------------------------
Common Stock.
------------

          3.1.1 If and whenever on or after the Date of Issuance of this Warrant the Company issues or sells, or in accordance with paragraph 3.2 is deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Exercise Price in effect immediately prior to such time, then immediately upon such issue or sale the Exercise Price shall be reduced to the new Exercise Price determined by dividing:

                 (A) the sum of (x) the product derived by multiplying the Exercise Price in effect immediately prior to such issue or sale times the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus (y) the consideration, if any, received by the Company upon such issue or sale, by

                 (B) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale.

          3.1.2 Upon each such adjustment of the Exercise Price hereunder, the number of shares of Common Stock acquirable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock acquirable upon exercise of this

Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

     3.2  Effect on Exercise Price of Certain Events.  For purposes of
          ------------------------------------------
determining the adjusted Exercise Price upon paragraph 3.1, the following shall be applicable:

          3.2.1  Issuance of Rights or Options.  If the Company in any manner
                 -----------------------------
grants or sells any Options and the price per share for which Common Stock is issuable upon the exercise of such Options, or upon conversion or exchange of any Convertible Securities issuable upon exercise of such Options, is less than the Exercise Price in effect immediately prior to the time of the granting or sale of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options, or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options, shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Options for such price per share. For purposes of this paragraph, the "price per share for which Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities" is determined by dividing
(A) the total amount, if any, received or receivable by the Company as consideration for the granting or sale of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

          3.2.2  Issuance of Convertible Securities.  If the Company in any
                 ----------------------------------
manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issue or sale of such Convertible Securities for such price per share. For the purposes of this paragraph, the "price per share for which Common Stock is issuable upon conversion or exchange thereof" is determined by dividing (A) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Exercise Price had been or are to be made pursuant to other provisions of this paragraph 3.2, no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

          3.2.3  Change in Option Price or Conversion Rate.  If the purchase
                 -----------------------------------------
price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Exercise Price in effect at the time of such change shall be adjusted immediately to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of shares of Common Stock issuable hereunder shall be correspondingly adjusted. For purposes of this paragraph 3.2, if the terms of any Option or Convertible Security which was outstanding as of the date of issuance of this Warrant are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change; provided that no such change shall at any time cause the Exercise Price hereunder to be increased.

          3.2.4  Treatment of Expired Options and Unexercised Convertible
                 --------------------------------------------------------
Securities. Upon the expiration of any Option or the termination of any right to
----------
convert or exchange any Convertible Securities without the exercise of such Option or right, the Exercise Price then in effect and the number of shares of Common Stock acquirable hereunder shall be adjusted immediately to the Exercise Price and the number of shares which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued. For purposes of this paragraph 3.2, the expiration or termination of any Option or Convertible Security which was outstanding as of the date of issuance of this Warrant shall not cause the Exercise Price hereunder to be adjusted unless, and only to the extent that, a change in the terms of such Option or Convertible Security caused it to be deemed to have been issued after the date of issuance of this Warrant.

          3.2.5  Calculation of Consideration Received.  If any Common Stock,
                 -------------------------------------
Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities shall be determined at the reasonable discretion of the board of directors of the Company consistent with the value assigned for Generally Accepted Accounting Principles purposes.

          3.2.6  Integrated Transactions.  In case any Option is issued in
                 -----------------------
connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options shall be deemed to have been issued for consideration determined at the reasonable discretion of the board of directors of the Company consistent with the value assigned for Generally Accepted Accounting Principles purposes.

          3.2.7  Treasury Shares.  The number of shares of Common Stock
                 ---------------
outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

          3.2.8  Record Date.  If the Company takes a record of the holders of
                 -----------
Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     3.3  Stock Splits and Reverse Splits.  In the event that the Company shall
          -------------------------------
at any time subdivide its outstanding shares of Common Stock into a greater number of shares (by stock split, stock dividend, recapitalization or otherwise), the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased. Conversely, in the event that the outstanding shares of Common Stock shall at any time be combined into a smaller number of shares (by reverse stock split or otherwise), the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced.

     3.4  Reorganizations and Asset Sales.  If any capital recapitalization,
          -------------------------------
reorganization or reclassification of the capital stock of the Company, or any consolidation, merger or share exchange of the Company with another Person, or the sale, transfer or other disposition of all or substantially all of its assets to another Person shall be effected in such a way that a holder of Common Stock of the Company shall be entitled to receive capital stock, securities or assets with respect to or in exchange for their shares, then the following provisions shall apply:

          3.4.1 As a condition of such recapitalization, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer or other disposition (except as otherwise provided below in this Section 3.2), lawful and adequate provisions (in form and substance satisfactory to the Holders of Warrants representing a majority of the Warrant Shares obtainable upon exercise of all of the Warrants then outstanding) shall be made whereby the holder of Warrants shall thereafter have the right to purchase and receive upon the terms and conditions specified in this Warrant and in lieu of or addition to (as the case may be) the Warrant Shares immediately theretofore receivable upon the exercise of the rights represented hereby, such shares of capital stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of Warrant Shares immediately theretofore so receivable had such recapitalization, reorganization, reclassification, consolidation, merger, share exchange or sale not taken place, and in any such case appropriate provision (in form and substance satisfactory to the Holders of Warrants representing a majority of the Warrant Shares obtainable upon exercise of all of the Warrants then outstanding) shall be made with respect to the rights and interests of such Holder(s) to the end that the provisions hereof (including, without limitation, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Exercise Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon exercise of the Warrants, if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger or sale) shall thereafter be applicable, as nearly as possible, in relation to any shares of capital stock, securities or assets thereafter deliverable upon the exercise of Warrants.

          3.4.2 The Company shall not effect any such consolidation, merger, share exchange, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor Person (if other than the Company) resulting from such consolidation, share exchange or merger or the Person purchasing or otherwise acquiring such assets shall have assumed by written instrument executed and mailed or delivered to each of the Holders hereof at the last address of such holder appearing on the books of the Company, (i) the obligation to deliver to such holder such shares of capital stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive, and (ii) all other liabilities and obligations of the Company hereunder. As a condition to any consolidation, share exchange or merger, such successor Person must assume the Company's obligations hereunder by written instrument and issue a new warrant revised to reflect the modifications in this Warrant effected pursuant to this
Section 3.4.

     3.5  Certain Events.  If any event occurs of the type contemplated by the
          --------------
provisions of this Article III but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's board of directors shall make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; provided that no such adjustment shall increase the Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this
Article III.

     3.6  Notice of Adjustment.  Whenever the Exercise Price or the number of
          --------------------
Warrant Shares issuable upon the exercise of the Warrants shall be adjusted as herein provided, or the rights of the holder hereof shall change by reason of other events specified herein, the Company shall compute the adjusted Exercise Price and the adjusted number of Warrant Shares in accordance with the provisions hereof and shall prepare an Officer's Certificate setting forth the adjusted Exercise Price and the adjusted number of Warrant Shares issuable upon the exercise of the Warrants or specifying the other shares of stock, securities or assets receivable as a result of such change in rights, and showing in reasonable detail the facts and calculations upon which such adjustments or other changes are based. The Company shall promptly cause to be mailed to the holder hereof copies of such Officer's Certificate together with a notice stating that the Exercise Price and the number of Warrant Shares purchasable upon exercise of the Warrants have been adjusted and setting forth the adjusted Exercise Price and the adjusted number of Warrant Shares purchasable upon the exercise of the Warrants.

     3.7  Notices to Holders.  In case at any time the Company proposes:
          ------------------

          (i) to declare any dividend upon its Common Stock payable in capital stock or make any dividend or other distribution (including cash dividends) to the holders of its Common Stock;

          (ii) to offer for subscription pro rata to all of the holders of its Common Stock any additional shares of capital stock of any class or other rights;

          (iii) to effect any capital reorganization, or reclassification of the capital stock of the Company, or consolidation, merger or share exchange of the Company with another Person, or sale, transfer or other disposition of all or substantially all of its assets; or

          (iv) to effect a voluntary or involuntary dissolution, liquidation or winding up of the Company,

then, in any one or more of such cases, the Company shall give the holder hereof
(a) at least 20 days' (but not more than 90 days') prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of such issuance, recapitalization, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, and (b) in the case of any such issuance, recapitalization, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days' (but not more than 90 days') prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock, as the case may be, for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, as the case may be.

     3.8  Exceptions to Anti-Dilution Adjustment.  Notwithstanding anything to
          --------------------------------------
the contrary contained in this Warrant, there shall be no adjustment in the Exercise Price or the number of shares of Common Stock (i.e., Warrant Shares) obtainable upon exercise of this Warrant as a consequence of the issuance by the Company of any shares of Common Stock upon exercise or conversion of (i) any option, warrant, convertible security or other right to acquire shares of Common Stock of the Company outstanding or in effect as of the date of issuance of this Warrant, and (ii) any options, stock purchase or other rights to acquire Common Stock of the Company on exercise of options granted or that may be granted under the Company's 1989 Incentive Plan, 1996 Omnibus Incentive Plan, or 1996 Non-Employee Option Plan.

                                  ARTICLE IV

                             Liquidating Dividends

     If the Company declares or pays a dividend upon the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company shall pay to the Holder of this Warrant at the time of payment thereof the Liquidating Dividend which would have been paid to such Holder on the Common Stock had this Warrant been fully exercise immediately prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

                                   ARTICLE V

                                Purchase Rights

     If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the Holder of this Warrant shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                                  ARTICLE VI

                              Information Rights

     6.1  Financial Statements and Other Information. The Company shall
          ------------------------------------------
deliver to each Holder (so long as such Person holds any Warrants), within ten days after transmission thereof, copies of all notices and reports which the Company is required to file (or would be required to file as a publicly listed company) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the NASD By-Laws and Listing Agreement (or other applicable exchange rules) and all reports, press releases and correspondence sent to stockholders of the Company and shall notify each Holder of each other filing by the Company with the Securities and Exchange Commission.

     6.2  Rule 144 and 144A Reporting Information.  With a view to making
          ---------------------------------------
available the benefits of certain rules and regulations of the SEC which may at times permit the sale of the Warrant or Warrant Shares to the public or other persons without registration, the Company shall use its reasonable best efforts to:

          6.2.1 make and keep public information available, as contemplated by Rule 144 under the Securities Act;

          6.2.2 file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          6.2.3  furnish to each holder of Warrant Shares promptly upon request
(A) a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 of the Securities Act and the Exchange Act, (B) copies of all SEC filings made by the Company within the previous one (1) year period and any press releases issued by the Company since the date of the last such filing, and (C) copies of all Rule 144A information with respect to the Company.

                                  ARTICLE VII

                              Registration Rights

     7.1  Demand Registrations.
          --------------------

          7.1.1  Registration of Immediate Offering.  At any time after March
                 ----------------------------------
31, 1998, the holders of at least 50% of the Registrable Securities (hereinafter the "Majority Holders") may request registration by the Company under the Securities Act of the resale by such holders of all or any portion of their Registrable Securities (an "Immediate Offering Registration"). A request for an Immediate Offering Registration shall specify the approximate number of Registrable Securities requested to be registered by the requesting holders and the anticipated per share price range for such offering. Within 10 days after receipt of such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after delivery of the Company's notice.

     7.1.2  Registration of Delayed or Continuous Offering.  At any time
            ----------------------------------------------
after March 31, 1998, the Majority Holders may request registration by the Company under the Securities Act of all or any portion of their Registrable Securities for resale in a delayed or continuous offering to the extent permitted by Rule 415 (or any successor rule thereto) under the Securities Act (a "Shelf Registration"). A registration statement for a Shelf Registration shall provide for resale by the holders in the manner or manners designated in writing to the Company by them (including, without limitation, one or more underwritten offerings). Within 10 days after the receipt of such request, the Company shall give similar written notice of such requested registration to all other holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after delivery of the Company's notice.

     7.1.3  Number of Demand Registrations.  The Majority Holders shall be
            ------------------------------
entitled to request two (2) Immediate Offering Registrations; provided, a registration shall not count as one of the permitted Immediate Offering Registrations (A) until it has become effective, and (B) unless the Holders of Registrable Securities requesting such registration are able to register and sell at least 80% of the Registrable Securities requested to be included in such registration. In addition, the Majority Holders shall be entitled to one (1) Shelf Registration; provided, a registration shall not count as the permitted Shelf Registration until it has become effective. For purposes of this Warrant, an Immediate Offering Registration and a Shelf Registration shall each constitute and be referred to as "Demand Registration."

     7.1.4  Priority on Demand Registrations.  The Company shall not include in
            --------------------------------
any Demand Registration any securities which are not Registrable Securities without the prior written consent of the Holders of at least 75% of the Registrable Securities initially requesting such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of shares, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the Majority Holders initially requesting registration, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata (i) first, among the respective Majority Holders requesting registration, and (ii) second, among the remaining respective holders of Registrable Securities, in each case on the basis of the amount of shares requested for inclusion by each such holder. Then, after the inclusion of all such Shares, the Company shall include any other securities requested for inclusion.

     7.1.5  Selection of Underwriters.  The Majority Holders initially
            -------------------------
requesting registration in any Demand Registration hereunder shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval which shall not be unreasonably withheld.

     7.1.6  Other Registration Rights.  Except as provided in this Agreement,
            -------------------------
the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, on a basis pari passu or senior to the Holders' rights granted in Section 7.1 or 7.2 hereof, without the prior written consent of all the holders of the Warrant Shares underlying all Warrants then outstanding (or the Holders of such Warrants representing the right to purchase such Warrant Shares).

     7.2  Piggyback Registrations.
          -----------------------

          7.2.1  Right to Piggyback.  At any time after March 31, 1998,
                 ------------------
whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a registration on Form S-8) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice (in any event within five (5) business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Warrants or Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

          7.2.2  Priority on Primary Registrations.  If a Piggyback
                 ---------------------------------
Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration, subject, however, to the terms of any other agreement entered into prior to the date hereof to which the Company shall be a party, (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, subject to pro rata cut back among the holders thereof, and (iii) third, other securities requested to be included in such registration.

          7.2.3  Priority on Secondary Registrations.  If a Piggyback
                 -----------------------------------
Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company shall include in such registration, subject, however, to the terms of any other agreement entered into prior to the date hereof to which the Company shall be a party, (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities so requested to be included therein, and (iii), third, other securities requested to be included in such registration.

          7.2.4  Right of Holder to Withdraw.  A Holder who has given notice to
                 ---------------------------
the Company under paragraph 7.2.1 requesting inclusion of any Registrable Securities in a Piggyback Registration shall, on five (5) business days notice to the Company or secondary sellers, have the right to withdraw its Registrable Securities from the Piggyback Registration.

          7.2.5  Right of Company to Withdraw.  The Company shall, on five
                 ----------------------------
business days notice to all holders who have given notice to the Company under paragraph 7.2.1 requesting inclusion of their Registrable Securities in a Piggyback Registration have the right to withdraw any registration statement filed pursuant to this Section 7.2 for a Piggyback Registration at any time prior to the effective date thereof.

     7.3  Maintaining Effectiveness of Registration Statement.
          ---------------------------------------------------

          7.3.1 The Company shall use its reasonable best efforts to keep any registration statement prepared and filed pursuant to this Article VII continuously effective under the Securities Act from the initial effectiveness thereof until the earliest to occur of (i) the date when all Registrable Securities registered thereunder have been sold in the manner set forth and as contemplated in the registration statement, or (ii) the date when counsel to the Company or other counsel of such Holders' choosing shall render an opinion addressed to the Holders whose Registrable Securities are registered thereunder, to the effect that all remaining Registrable Securities are freely transferable in the open market without limitations as to volume and manner of sale, and without being required to file any forms or reports with the Securities and Exchange Commission (the "SEC") under the Securities Act or the rules and regulations thereunder of the Company (such period being referred to as the "Effectiveness Period").

          7.3.2 If the registration statement filed pursuant to this Article VII ceases to be effective for any reason at any time during the Effectiveness Period, the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 45 days of such cessation of effectiveness amend such registration statement in a manner reasonable expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional registration statement covering all of the Registrable Securities originally registered. If an additional registration statement is filed, the Company shall use its reasonable best efforts to cause such registration statement to be declared effective as soon as practicable after such filing and to keep such registration statement continuously effective for the remainder of the Effectiveness Period.

     7.4 Expenses of Registration. All Registration Expenses shall be borne by the Company. Unless otherwise stated herein, all Selling Expenses relating to securities registered on behalf of the Holder shall be borne by the Holder. The Company shall pay all Registration Expenses in connection with any registration initiated under this Article whether or not it has become effective and whether or not such registration has counted as one of the permitted registrations.

     7.5 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant hereto, the Company will keep the Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, the Company will:

          7.5.1 Prepare and file with the Commission a registration statement with respect to such securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective until the distribution described in such registration statement has been completed;

          7.5.2 Notify each Holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period of time set forth in paragraph 7.3, as applicable, and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement.

          7.5.3 Furnish to each Holder such number of copies of the registration statement, each supplement and amendment thereto, and the prospectus included therein, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the public sale of the shares by such Holder, and promptly furnish to each Holder notice of any stop-order or similar notice issued by the Commission or any state agency charged with the regulation of securities, and notice of any Nasdaq or securities exchange listing.

          7.5.4 Use its reasonable best efforts to register or qualify such Registrable Securities under the securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller.

          7.5.5 Use its best efforts to cause the Warrant Shares to be listed on the Nasdaq SmallCap Market and each Securities Exchange on which the Common Stock is approved for listing.

          7.5.6 Notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the existence of facts or the happening of any event (without necessarily identifying such facts or event to such sellers) as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

          7.5.7 Enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities in any underwritten offering of Registrable Securities.

          7.5.8 Make available for reasonable inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, such financial and other records, corporate documents and properties of the Company as are customarily made available to such persons on a confidential basis by the issuer in connection with a registered public offering of securities similar to the Registrable Securities, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

          7.5.9 Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

     7.6  Indemnification.

          7.6.1 To the extent permitted by law, the Company will indemnify the Holder, each of its officers and directors and partners, and each person controlling the Holder within the meaning of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to the extent such expenses, claims, losses, damages or liabilities arise out of or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other similar document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse Holder, each of its officers and directors and partners, and each person controlling Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by the Holders or such controlling person specifically for use therein. Notwithstanding the foregoing, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed with the Commission pursuant to the applicable rules of the Commission or in any supplement or addendum thereto, the indemnity agreement herein shall not inure to the benefit of any underwriter if a copy of the final prospectus filed pursuant to such rules, together with all supplements and addenda thereto, was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

          7.6.2 To the extent permitted by law, each Holder will, if securities held by the Holder are included in the securities as to which such registration, qualification or compliance is being effected pursuant to terms hereof, severally but not jointly, indemnify the Company, each of its directors and officers, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other person selling the Company's securities covered by such registration statement, each of such person's officers and directors and each person controlling such persons within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Holder of any rule or regulation promulgated under the Securities Act applicable to Holder and relating to action or inaction required of Holder in connection with any such registration, qualification or compliance, and will reimburse the Company, such other persons, such directors, officers, persons, or control persons for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use therein; provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, the liability of such Holder under this subsection (b) shall be limited in an amount equal to the net proceeds from the sale of the shares sold by such Holder, unless such liability arises out of or is based on willful conduct by such Holder. In addition, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed pursuant to applicable rules of the Commission or in any supplement or addendum thereto, the indemnity agreement herein shall not inure to the benefit of the Company if a copy of the final prospectus filed pursuant to such rules, together with all supplements and addenda thereto, was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

          7.6.3 Notwithstanding the foregoing paragraphs 7.6.1 and 7.6.2 of this Section, each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or as to which the Indemnifying Party is asserting separate or different defenses, which defenses are inconsistent with the defenses of the Indemnified Party (in which case the Indemnifying Party shall pay for one separate counsel for those Indemnified Parties with whom such conflict exists). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party shall consent to entry of any judgment or enter into any settlement without the consent of each Indemnifying Party. The failure of an Indemnifying Party to give notice to the Indemnified Party of its election to assume and control the defense of any action for which notice has been given to the Indemnifying Party in accordance with this paragraph within 30 days after receipt of such notice shall constitute an election by the Indemnifying Party not to assume and control the defense of such action. An Indemnifying Party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such Indemnifying Party with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other of such Indemnified Parties or the Indemnifying Party with respect to such claim, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of one separate counsel for such Indemnified Parties.

          7.6.4 If the indemnification provided for in this Section is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and each respective shareholder offering securities in the offering (the "Selling Security Holder"), on the other, from the offering of the Company's securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and each Selling Security Holder, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and each Selling Security Holder, on the other, shall be the net proceeds from the offering (before deducting expenses) received by the Company, on the one hand, and each Selling Security Holder, on the other. The relative fault of the Company, on the one hand, and each Selling Security Holder, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Selling Security Holder and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Selling Security Holder agree that it would not be just and equitable if contribution pursuant to this Section were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. Notwithstanding the provisions of this Section, no Selling Security Holder shall be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the proceeds received by such Selling Security Holder. No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          7.6.5 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling person of such Indemnified Party and shall survive the transfer of securities.

     7.7  Certain Information.

          7.7.1 The Holder agrees, with respect to any Registrable Securities included in any registration, to furnish to the Company such information regarding Holder, the Registrable Securities and the distribution proposed by the Holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

          7.7.2 The failure of the Holder to furnish the information requested pursuant to this Section shall not affect the obligation of the Company to any other selling security holders who furnish such information unless, in the reasonable opinion of counsel to the Company, such failure impairs or may impair the legality of the Registration Statement or the underlying offering.

     7.8 Covenant to Remain Public. The Company covenants that, so long as the Warrant or any Registrable Securities (so long as such securities remain Registrable Securities) remains issued and outstanding, the Company shall take all action necessary to keep its shares registered under Section 12(b) or 12(g) of the Exchange Act, and listed and traded on the Nasdaq SmallCap Market or other national exchange or quotation system. In the event that such registration is suspended or the Common Stock is delisted, the Company shall use its best efforts to promptly reinstate such shares.

     7.9 Definitions Contained in Article VII. As used in this Article, the following terms shall have the meanings set forth below:

          7.9.1 "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          7.9.2 "Holder" shall mean the Holder of any Warrants or holder of any Warrant Shares issued upon exercise of any Warrants and any transferees.

          7.9.3  "Registrable Securities" shall mean (i) the Warrant Shares;
and (ii) any Common Stock issued or issuable at any time or from time to time in respect of the Warrant Shares upon a stock split, stock dividend, recapitalization or other similar event involving the Company until such Common Stock is sold pursuant to a Registration Statement or under Rule 144(k) (or successor Rule) under the Securities Act.

          7.9.4 The terms "register", "registered", and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering by the Commission of the effectiveness of such registration statement.

          7.9.5 "Registration Expenses" shall mean all expenses, other than Selling Expenses (as defined below), incurred by the Company in complying with this Article, including, without limitation, all registration, qualification and filing fees, exchange listing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and all auditors, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

          7.9.6 "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Warrant Shares registered by the Holder and, except as set forth above, all fees and disbursements of counsel for the Holder.

                                 ARTICLE VIII

                                 MISCELLANEOUS

     8.1  Entire Agreement.  This Warrant and the Purchase Agreement contains
          ----------------
the entire agreement between the holder hereof and the Company with respect to the Warrant Shares purchasable upon exercise hereof and supersedes all prior arrangements or understandings with respect thereto.

     8.2  Governing Law.  This Warrant shall be governed by and construed in
          -------------
accordance with the laws (other than the laws of conflicts) of the State of Oklahoma.

     8.3  Amendment and Waiver.  Except as otherwise provided herein, the
          --------------------
provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holders of Warrants representing a majority of the Warrant Shares obtainable upon exercise of the Warrants; provided that no such action may change the Exercise Price of the Warrants, the number of shares or class of stock obtainable upon exercise of each Warrant or the Registration Rights set forth in Article VII herein. Notwithstanding the foregoing, the Company may, at its option, reduce the Exercise Price of the Warrants, increase the number of shares of stock obtainable upon exercise of each Warrant, or extend the Term of the Warrant for such period as it may determine.

     8.4  Illegality.  In the event that any one or more of the provisions
          ----------
contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

     8.5  Copy of Warrant.  A copy of this Warrant shall be filed among the
          ---------------
records of the Company.

     8.6  Notice.  Any notice or other document required or permitted to be
          ------
given or delivered to the Holder hereof shall be in writing and delivered at, or sent by certified or registered mail to such holder at, the last address shown on the books of the Company maintained at the Warrant Office for the registration of this Warrant or at any more recent address of which the holder hereof shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the Warrant Office, shall be delivered at, or sent by certified or registered mail to, the offices of the Company at 5727 South Lewis Avenue, Suite

700, Tulsa, Oklahoma 74105, or such other address within the continental United States of America as shall have been furnished by the Company to the Holder of this Warrant.

     8.7  Limitation of Liability; Not Stockholders.  No provision of this
          -----------------------------------------
Warrant shall be construed as conferring upon the Holder hereof the right to vote, consent, receive dividends or receive notices (other than as herein expressly provided, including, but not limited to, the notice of an upcoming dividend record date), in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such Holder for the purchase price of any shares of Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     8.8  Exchange, Loss, Destruction, etc. of Warrant.  Upon receipt of
          --------------------------------------------
evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity or such other security in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of this Warrant, the Company will make and deliver a new warrant of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any warrant issued under the provisions of this Section 8.8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all taxes (other than securities transfer taxes or income taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of warrants pursuant to this Section 8.8.

     8.9  Headings.  The Article and Section and other headings herein are for
          --------
convenience only and are not a part of this Warrant and shall not affect the interpretation thereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name.


                                       GOTHIC ENERGY CORPORATION



Dated: January 23, 1998                By:  /s/ Michael Paulk
                                            -----------------
                                            Name:  Michael Paulk
                                            Title:  President

                                                                       Exhibit I

                              SUBSCRIPTION NOTICE
                              -------------------

     The undersigned, the holder of the attached Warrant (Certificate No. W-__________), hereby elects to subscribe to exercise purchase rights represented thereby and to purchase thereunder, __________ shares of the Common Stock covered by such Warrant, and herewith makes payment in full for such shares pursuant to Section 1.1 of such Warrant, and requests (a) that certificates for such shares (and any other securities or other property issuable upon such exercise) be issued in the name of, and delivered to _________________________ and (b) if such shares shall not include all of the shares issuable as provided in such Warrant, that a new warrant of like tenor and date for the balance of the shares of Common Stock issuable thereunder be delivered to the undersigned.

Dated:                               __________________________________________



                                     __________________________________________
                                     Address



                                     __________________________________________
                                     City, State, Zip Code

                                                                      Exhibit II

                                  ASSIGNMENT
                                  ----------

     For value received, _________________________, hereby sells, assigns, and transfers unto _________________________ the within Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________________ attorney, to transfer such Warrant on the books of the Company, with full power of substitution.


Dated:                                __________________________________________